UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2002

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-21949 (Commission File Number)	95-4591529 (IRS Employer Identification Number)

3120 Lake Center Drive,
Santa Ana, California 92704
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (714) 825-5200

ITEM 5. OTHER EVENTS.

On January 7, 2002, PacifiCare Health Systems, Inc. announced the appointment of Joseph S. Konowiecki as Executive Vice President and General Counsel.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibit.

99.1	Press release issued January 7, 2002, by the Registrant announcing the appointment of Joseph S. Konowiecki as Executive Vice President and General Counsel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.
(Registrant)

Date: January 10, 2002	By:	/s/ SUSAN L. BERKEL

Susan L. Berkel Senior Vice President, Corporate Controller (Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued January 7, 2002, by the Registrant announcing the appointment of Joseph S. Konowiecki as Executive Vice President and General Counsel.